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                      BRITISH COLUMBIA COMPANY ACT ARTICLES OF
                            SILVER EAGLE RESOURCES, LTD.







                                    EXHIBIT 2.2


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                                      ARTICLES

                                         OF

                            SILVER EAGLE RESOURCES LTD.

                                 TABLE OF CONTENTS


PART      ARTICLE                  SUBJECT

1         INTERPRETATION

          1.1                      Definitions
          1.2                      Expressions Referring to Writing
          1.3                      Construction of Words
          1.4                      Definitions Same as Company Act and
                                   Securities Act
          1.5                      Interpretation Act Rules of Construction
                                   Apply

2         SHARES

          2.1                      Member Entitled to Certificate
          2.2                      Replacement of Lost or Defaced Certificate
          2.3                      Charge for Certificate
          2.4                      Execution of Certificate
          2.5                      Recognition of Trusts

3         ISSUE OF SHARES

          3.1                      Directors Authorized
          3.2                      Conditions of Allotment
          3.3                      Commissions and Brokerage
          3.4                      Conditions of issue

4         SHARE REGISTERS

          4.1                      Registers of Members, Transfers and
                                   Allotments
          4.2                      Branch Registers of Members
          4.3                      No Closure of Register of Members

5         TRANSFER AND TRANSMISSION OF SHARES

          5.1                      Transfer of Shares
          5.2                      Execution of Instrument of Transfer
          5.3                      Enquiry as to Title Not Required
          5.4                      Submission of Instruments of Transfer
          5.5                      Transfer Fee
          5.6                      Personal Representative Recognized on Death
          5.7                      Death or bankruptcy
          5.8                      Persons in Representative Capacity

6         ALTERATION OF CAPITAL


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          6.1                      Increase of Authorized Capital
          6.2                      Other Capital Alterations
          6.3                      Creation, Variation and Abrogation of Special
                                   Rights or Restrictions
          6.4                      Consent of Class Required
          6.5                      Special Rights of Conversion
          6.6                      Class Meetings of Members

7         PURCHASE OR REDEMPTION OF SHARES

          7.1                      Company Authorized to Purchase or Redeem its
                                   Shares
          7.2                      Selection of Shares to be Redeemed
          7.3.                     Purchased or Redeemed Shares Not Voted

8         BORROWING POWERS

          8.l                      Powers of Directors
          8.2                      Special Rights Attached to and Negotiability
                                   of Debt Obligations
          8.3                      Register of Debentureholders
          8.4                      Execution of Debt Obligations
          8.5                      Register of Indebtedness

9         GENERAL MEETINGS

          9.1                      Annual General Meetings
          9.2                      Waiver of Annual General Meeting
          9.3                      Classification of General Meetings
          9.4                      Calling of Meetings
          9.5                      Advance Notice of Election of Directors
          9.6                      Notice of General Meeting
          9.7                      Waiver or Reduction of Notice
          9.8                      Notice of Special Business at General Meeting

10        PROCEEDINGS AT GENERAL MEETINGS

          10.1                     Special Business
          10.2                     Requirement of Quorum
          10.3                     Quorum
          10.4                     Lack of Quorum
          10.5                     Chairman
          10.6                     Alternate Quorum
          10.7                     Adjournments
          10.8                     Resolutions Need Not Be Seconded
          10.9                     Decisions by Show of Hands or Poll
          10.10                    Casting Vote
          10. 11                   Manner of Taking Poll
          10.12                    Retention of Ballots Cast on a Poll
          10.13                    Casting of Votes
          10.14                    Ordinary Resolution Sufficient

11        VOTES OF MEMBERS


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          11.l                     Number of Votes Per Share
          11.2                     Votes of Persons in Representative Capacity
          11.3                     Representative of a Corporate Member
          11.4                     Votes by Joint Holders
          11.5                     Votes by Committee for a Member
          11.6                     Appointment of Proxyholders
          11.7                     Execution of Form of Proxy
          ll.8                     Deposit of Proxy
          11.9                     Form of Proxy
          11.10                    Validity of Proxy Vote
          11.11                    Revocation of Proxy

12        DIRECTORS

          12.1                     Number of Directors
          12.2                     Remuneration and Expenses of Directors
          12.3                     Qualifications of Directors

13        ELECTION AND REMOVAL OF DIRECTORS

          13.1                     Election at Annual General Meetings
          13.2                     Eligibility of Retiring Director
          13.3                     Continuance of Directors
          13.4                     Election of Less than Required Number of
                                   Directors
          13.5                     Pilling a Casual Vacancy
          13.6                     Additional Directors
          13.7                     Alternate Directors
          13.8                     Termination of Directors
          13.9                     Removal of Directors

l4        POWERS AND DUTIES OF DIRECTORS

          14.1                     Management of Affairs and Business
          14.2                     Appointment of Attorney

15        DISCLOSURE OF INTEREST OF DIRECTORS

          15.l                     Disclosure of Conflict in Interest
          15.2                     Voting and Quorum re Proposed Contract
          15.3                     Director May Hold Office or Place of Profit
                                   with Company
          15.4                     Director Acting in Professional Capacity
          15.5                     Director Receiving Remuneration from Other
                                   Corporations

16        PROCEEDINGS OF DIRECTORS

          16.l                     Chairman and Alternate
          16.2                     Meetings - Procedure
          16.3                     Meetings by Conference Telephone
          16.4                     Notice of Meeting
          16.5                     Waiver of Notice of Meetings
          16.6                     Quorum


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          16.7                     Continuing Directors may Act During Vacancy
          16.8                     Validity of Acts of Directors
          16.9                     Validity of Resolution in Writing


17        EXECUTIVE AND OTHER COMMITTEES

          17.1                     Appointment of Executive Committee
          17.2                     Appointment of Committees
          17.3                     Procedure at Meetings

18        OFFICERS

          18.1                     President and Secretary Required
          18.2                     Persons Holding More Than One Office and
                                   Remuneration
          18.3                     Disclosure of Conflict in Interest

19        INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

          19.1                     Indemnification of Directors
          19.2                     Indemnification of Officers, Employees and
                                   Agents
          19.3                     Indemnification Not Invalidated by
                                   Non-compliance
          19.4                     Company May Purchase insurance

20        DIVIDENDS AND RESERVES

          20.1                     Declaration of Dividends
          20.2                     Declared Dividend Date
          20.3                     Proportionate to Number of Shares Held
          20.4                     Reserves
          20.5                     Receipts from Joint Holders
          20.6                     No Interest on Dividends
          20,7                     Payment of Dividends
          20.8                     Capitalization of Undistributed Surplus

21        DOCUMENTS, RECORDS AND REPORTS

          21.1                     Documents to be Kept
          21.2                     Accounts to be Kept
          21.3                     Inspection of Accounts
          21.4                     Financial Statements and Reports for General
                                   Meeting
          11.5                     Financial Statements and Reports for Members


22        NOTICES

          22.1                     Method of Giving Notice
          22.2                     Notice to Joint Holder
          22.3                     Notice to Personal Representation


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          22.4                     Persons to Receive Notice

23        RECORD DATE

          23.1                     Record Date
          23.2                     No Record Date Fixed

24        SEAL

          24.1                     Affixation of Seal
          24.2                     Reproduction of Seal
          24.3                     Official Seal for Use in Other Jurisdictions

25        MECHANICAL REPRODUCTION OF SIGNATURES

          25.1                     Instrument May Be Mechanically Signed
          25.2                     Definition of Instrument

26        PROHIBITIONS

          26.1                     No Securities to be Offered to the Public
          26.2                     Restriction on Transfer of Shares

27        FRACTIONAL SHARES


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                                 BRITISH COLUMBIA

                                    COMPANY ACT

                                      ARTICLES
                                         OF

                            SILVER EAGLE RESOURCES LTD.

                                       PART 1

                                   INTERPRETATION


1.1    In these Articles, unless the context otherwise requires:

       "Board" or "the Directors" means the Directors or sole Director of the Company for the time being,

       "Company Act" means the Company Act of British Columbia from time to time in force and all amendments to it,

       "month" means calendar month,

       "registered owner" or registered holder" when used with respect to a share in the authorized capital of the Company, means the person registered in the register of members in respect of such share,

       "Securities Act" means the Securities Act of British Columbia from time to time in force and all amendments to it.

1.2 Expressions referring to writing include printing, lithography, typewriting, photography and other modes of reproducing words in visible form.

1.3 Words importing the singular include the plural and vice versa; and words importing a male person include a female person and a corporation.

1.4 The definitions in the Company Act and the Securities Act on the date these Articles become effective, with the necessary changes and so far as they are applicable, apply to these Articles.

1.5 The rules of construction contained in the Interpretation Act with the necessary changes and so far as they are applicable, apply to the interpretation of these Articles.

                                       PART 2

                           SHARES AND SHARE CERTIFICATES

2.1 Any member is entitled, without charge, to a share certificate representing the shares of each class held by him; except that, in respect of a share held jointly by several persons, the Company shall not be bound to issue more than one certificate and delivery of a certificate representing a share to one of several joint registered holders or to his


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       duly authorized agent will be sufficient delivery to all, and except further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. A share certificate may be sent by registered prepaid mail to the member entitled thereto, and neither the Company nor any transfer agent will be liable for loss occasioned to the member if the share certificate is lost in the mail or stolen.

2.2     If a share certificate:

       (a) is worn out or defaced, the Directors shall, upon production to them of the certificate and upon such other terms, if any, as they may think fit, order the certificate to be canceled and issue a new certificate;

       (b) is lost, stolen or destroyed, then upon proof being given to the satisfaction of the Directors and upon an indemnity, if any being given, as the Directors think adequate, the Directors shall issue a new certificate; or

       (c) represents more than one share and the registered owner surrenders it to the Company with a written request that the Company issue in his name two or more certificates, each representing a specified number of shares, and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue new certificates in accordance with such request.

2.3 A charge, not exceeding the amount fixed by regulation under the Company Act, as the Directors may from time to time fix, must be paid to the Company for each certificate to be issued under this Article.

2.4 Each share certificate must be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced in accordance with these Articles.

2.5 Except as required by law, statute or these Articles, no person will be recognized by the Company as holding a share upon a trust, and the Company shall not be compelled to recognize (even when having notice thereof) an equitable, contingent, future or partial interest in a share, or in a fractional part of a share (except only as by law, statute or these Articles provided or as ordered by a court of competent jurisdiction), or other rights in respect of a share except an absolute right to the entirety of the share in its registered holder.

                                       PART 3

                                  ISSUE OF SHARES

3.1 Subject to Article 3.2 and to a direction to the contrary contained in a resolution passed at a general meeting authorizing an increase or alteration of capital, shares are under the control of the Directors who may, subject to the rights of the holders of the issued shares of the Company for the time being, issue, allot, sell or otherwise dispose of, and grant options on or otherwise deal in, shares authorized but not outstanding at such times, to such persons (including Directors), upon such terms and conditions, and at such consideration, as they, in their absolute discretion, may determine.


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3.2    If the Company is, or becomes, a company which is not a reporting company and the Directors are required by the Company Act before allotting shares to offer them pro rata to the members, the Directors shall before allotting the shares, comply with the applicable provisions of the Company Act.

3.3 Subject to the provisions of the Company Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a discount to a person in consideration of his subscribing or agreeing to subscribe, or procuring or agreeing to procure subscriptions for shares whether absolutely or conditionally in the Company. If the Company is not a specially limited company, the rate of the commission and discount must not in the aggregate exceed 25% of the subscription price. If the Company is a specially limited company, the rate of the commission and discount must not in the aggregate exceed 959 of the subscription price.

3.4 The Company shall not issue a share until it is fully paid and the Company has received the full consideration for it in cash, property or past services actually performed for the Company. The value of property or services for the purposes of this Article is an amount determined lay the Directors by resolution to be, in all circumstances of the transaction, no greater than fair market value.

                                       PART 4

                                  SHARE REGISTERS

4.1 The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the Company Act, and may combine one or more of such registers. If the Company's capital consists of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company registered under the Trust Company Act to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company registered under the Trust Company Act, which need not be the same trust company, to keep the register of members, register of transfers and register of allotments for each class of shares. The Directors on behalf of the Company may also appoint one or more trust companies registered under the Trust Company Act, including the trust company which keeps the registers of its shares or of a class of its shares, as transfer agent for its shares or class of shares, as the case may be, and the same or another trust company as registrar for its shares or class of shares, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

4.2 Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers Of members at such place or places as the Directors may from time to time determine.

4.3    The Company shall not at any time close its register of members.


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                                       PART 5

                             TRANSFER AND TRANSMISSION
                                     OF SHARES

5.1 Subject to the provisions of the Memorandum and of these Articles, a member may transfer his share by instrument in writing executed by or on behalf of the member and delivered to the Company or its transfer agent. The instrument of transfer of a share of the Company must be in the form, if any, on the back of the Company's share certificates or in such other form as the Directors may from time to time approve. Except to the extent that the Company Act may otherwise provide, the transferor remains the holder of the share until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

5.2 The signature of the registered owner of a share, or of his duly authorized attorney, upon an authorized instrument of transfer constitutes complete authority to the Company, its Directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by the share certificate deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer constitutes complete authority to the Company, its Directors, officers and agents to register, in the name of the person on whose behalf a certificate or the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3 Neither the Company nor its Directors, officers or agents shall be bound to enquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered, or be liable for any claim by such registered owner or by an intermediate owner or holder of the certificate or of the shares represented thereby or an interest therein for registering the transfer. The transfer, when registered, will confer upon the person in whose name the shares have been registered a valid title to the shares.

5.4 Each instrument of transfer must be executed by the transferor and left at the registered office of the Company, the office of its transfer agent or the office of its registrar for registration, together with the share certificate for the shares to be transferred and such other evidence, as the Directors, transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. The instruments of transfer where the transfer is registered must be retained by the Company, its transfer agent or registrar and an instrument of transfer, where the transfer is not registered, must be returned, together with the share certificate which accompanied the instrument of transfer to the person depositing the instrument of transfer when tendered for registration.

5.5 The transferee shall pay to the Company, in respect of the registration of a transfer, a sum, if any, as the Directors may from time to time determine.

5.6 In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, will be the only persons recognized by the Company as having


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       title to his interest in the shares. Before recognizing a legal personal representative, the Directors may require him to obtain a grant of probate or letters of administration in British Columbia.

5.7 Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, will have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act have been deposited at the Company's registered office.

5.8 Any person becoming entitled to a share in consequence of the death or bankruptcy of a member, upon such documents and evidence being produced to the Company as the Company Act requires, or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute, has the right either to be registered as a member in his representative capacity in respect of the share, or, if he is a personal representative, instead of being registered himself, to make a transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

                                       PART 6

                               ALTERATION OF CAPITAL

6.1 The Company may by ordinary resolution filed with the Registrar of Companies in British Columbia alter its Memorandum to increase the authorized capital of the Company by:

       (a) creating shares with par value, or shares without par value, or both;

       (b) increasing the number of shares with par value, or shares without par value, or both; or

       (c) increasing the par value of a class of shares with par value, if no shares of that class are issued,

6.2 The Company may by special resolution alter its Memorandum to subdivide its shares, consolidate its shares, change its shares with par value to shares without par value, change its shares without par value to shares with par value, or change the designation of any of its shares, but only to the extent that the Company Act provides, and with the consents of members holding classes of shares which are affected by such alteration.

6.3    The Company may alter its Memorandum or these Articles:

       (a) by special resolution, to create, define and attach special rights or restrictions to shares; and

       (b) by special resolution and by otherwise complying with its Memorandum or these Articles, to vary or abrogate special rights or restrictions attached to shares, and in each case by filing a certified copy of the resolution with the Registrar of Companies in British Columbia, but no right or special right attached to issued shares will be prejudiced or interfered with unless all


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               members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of 3/4, or such greater majority as may be specified by the special rights attached to the issued shares of such class.

6.4 Notwithstanding such consent in writing or such resolution, no alteration will be valid as to a part of the issued shares of the class either all consent thereto in writing or consent thereto by a resolution passed by a majority of 3/4, or such greater majority as may be specified by the special rights attached to the issued shares of such class.

6.5 If the Company is or becomes a reporting company, no resolution to create, vary or abrogate a special right of conversion or exchange attaching to shares will be submitted to a general, class or series meeting of member unless, if so required by the Company Act, the British Columbia Superintendent of Brokers has first consented to the resolution.

6.6 Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings, with the necessary changes and so far as they are applicable, apply to a class meeting of members holding a particular class of shares, but the quorum at a class meeting is at least one person holding or representing by proxy 1/3 of the shares affected. One person, if he is a quorum, may constitute a class meeting.

                                       PART 7

                              PURCHASE AND REDEMPTION
                                     OF SHARES

7.1 Subject to the special rights and restrictions attached to a class of shares, the Company may, by a resolution of its Directors and in compliance with the Company Act, purchase its shares at the price and upon the terms specified in such resolution or redeem a class of its shares in accordance with the special rights and restrictions attaching thereto. The Company shall not purchase or redeem shares if it is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or from a bona fide employee or a bona fide former employee of the Company or of an affiliate of the Company or from the personal representative of such employee or former employee or from dissenting members pursuant to the requirements of the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or series to be purchased.

7.2 If the Company proposes at its option to redeem some but not all of the shares of a class or series, the Directors may, subject to the special rights and restrictions attached to the class or series of shares, decide how the shares to be redeemed will be selected.

7.3 Subject to the provisions of the Company Act, a share purchased or redeemed by the Company may be sold or reissued by it but, while the share is held by the Company, it shall not exercise a vote or pay a dividend in respect of the share.

                                       PART 8

                                  BORROWING POWERS

8.1    The Directors may from time to time on behalf of the Company:


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       (a)     borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit,

       (b) issue bonds, debentures and other debt obligations either outright or as security for a liability or obligation of the Company or another person, and

       (c) mortgage, charge, whether by way of specific or floating charge, and give other security on the undertaking, or on the whole or a part of the property and assets of the Company (both present and future).

8.2 A bond, debenture or other debt obligation of the Company may be issued at a discount, premium or otherwise, and with a special privilege as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of Directors or otherwise, and may by its terms be assignable free from equities between the Company and the person to whom it was issued or a subsequent holder thereof, all as the Directors may determine.

8.3 The Company shall keep or cause to be kept in British Columbia in accordance with the Company Act a register of its debentures and a register of debentureholders, which registers may be combined, and, subject to the provisions of the Company Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to time determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.4 Each bond, debenture or other debt obligation of the Company must be signed manually by at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under an instrument under which the bond, debenture or other debt obligation is issued. Additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that the person whose signature is so printed or mechanically reproduced has ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of its issue.

8.5 If the Company is or becomes a reporting company, it shall keep or cause to be kept a register of its indebtedness in excess of $5000.00 to each Director or officer of the Company, or an associate of any of them, in accordance with the provisions of the Company Act.

                                       PART 9

                                  GENERAL MEETINGS

9.1 Subject to an extension of time permitted by the Company Act, the Company shall hold its first annual general meeting within 15 months from the date of incorporation, amalgamation or continuation. Thereafter the Company shall hold an annual general meeting once in every calendar year at a time (not being more than 13 months after the holding of the last preceding annual general meeting) and place as determined by the Directors.


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9.2    If the Company is or becomes a company which is not a reporting company, and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, the meeting need not be held.

9.3 A general meeting other than an annual general meeting is called an extraordinary general meeting.

9.4 The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting, if requisitioned in accordance with the Company Act, must be convened by the Directors or, if not convened by the Directors may be convened by the requisitionists as provided in the Company Act.

9.5 If the Company is or becomes a reporting company, advance notice of a general meeting at which Directors are to be elected must be published in the manner required by the Company Act.

9.6 A notice convening a general meeting specifying the place, day, and hour of the meeting, and in case of special business, the general nature of the business, must be given as provided in the Company Act and these Articles, to the persons who are entitled by law or under these Articles to receive notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, a member will not invalidate the proceedings at that meeting.

9.7 The members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of the meeting. An entry in the minute book of a waiver or reduction is sufficient evidence of the due convening of the meeting.

9.8 Except as otherwise provided by the Company Act, where special business at a general meeting includes considering, approving, ratifying, adopting or authorizing a document or the execution thereof or the giving of effect thereto, the notice convening the meeting will, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered or records office of the Company or at some other place in British Columbia designated in the notice, during usual business hours, up to the date of the general meeting.

                                      PART 10

                          PROCEEDINGS AT GENERAL MEETINGS

10.1   All business is deemed special business which is transacted at:

       (a) an extraordinary general meeting other than the conduct of and voting at the meeting; and

       (b) an annual general meeting, with the exception of the conduct of and voting at the meeting, the consideration of the financial statement and of the respective reports of the Directors and Auditor, the fixing or changing of the number of Directors, the election of Directors, the appointment of the Auditor, the fixing of the remuneration for the Auditor and such other business as by these Articles or the Company Act may be transacted at a general meeting without prior notice thereof being given to the members or which is brought under consideration by the report of the Directors.

10.2 No business, other than the election of the chairman or the adjournment of the meeting, will be transacted at a general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

10.3 Except as otherwise provided in these Articles, a quorum is two persons present and being, or representing by proxy, members holding not less than 1/20 of the issued shares entitled to be voted at the meeting. If there is only one member, the quorum is one person present and being, or representing by proxy, the member. The Directors, the Auditor, the Secretary, an Assistant Secretary, and the solicitor of the Company are entitled to attend a general meeting but will not be counted in the quorum or be entitled to vote at a general meeting unless they are members or proxyholders entitled to vote thereat.

10.4 If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, will be dissolved. In any other case it will stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within 30 minutes from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting will be a quorum.

10.5 The Chairman of the board, if any, or in his absence the President, or in his absence a Vice-President, if any, is entitled to preside as chairman at a general meeting of the Company.

10.6 If at a general meeting neither the Chairman of the board nor President nor a Vice-President is present within 15 minutes after the time appointed for holding the meeting or is willing to act as chairman, the Directors present shall choose one of their number to be chairman or, if all the Directors present decline to take the chair or fail to so choose or if no Director is present, the members present shall choose some other person in attendance, who need not be a member, to be chairman.

10.7 The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business will be transacted at an adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice, but not advance notice, of the adjourned meeting must be given as in the case of an original meeting. Save as aforesaid, it will not be necessary to give notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

10.8 No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

10.9 Subject to the provisions of the Company Act, at a general meeting a resolution put to the vote of the meeting will be decided on a show of hands, unless (before or on the declaration of the result of the show of hands a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy, or, if the Company is a reporting issuer under the Securities Act, more than 5% of all voting rights attached to all the shares, that are entitled to be voted and to be represented at the meeting, are represented by proxies required to be voted against what would otherwise be the meeting's decision. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision must be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the minute book of the Company is conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favor of or against that resolution.

10.10 In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded is not entitled to have a casting vote in addition to the vote or votes to which he may be entitled as a member or proxyholder.

10.11 No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment is to be taken immediately. A poll demanded on any other question is to be taken as soon as, in the opinion of the chairman, it is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the poll is deemed "to be the resolution of and passed at the meeting at which the poll was demanded. Business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In a dispute as to the admission or rejection of a vote the decision of the chairman made in good faith is conclusive.

10.l2 A ballot cast upon a poll and a proxy appointing a proxyholder who casts a ballot upon a poll must be retained by the Secretary for the period and be subject to the inspection provided by the Company Act.

10.13 On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.l4 Unless the Company Act, the Memorandum or these Articles otherwise provide, action to be taken by a resolution of the members may be taken by an ordinary resolution.

                                      PART 11

                                  VOTES OF MEMBERS

11.1 Subject to special voting rights or restrictions attached to a class of shares and the restrictions on joint registered holders of shares, on a show of hands a member who is present in person and entitled to vote has one vote and on a poll a member has one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxyholder.

11.2 A person who is not registered as a member but is entitled to vote at a general meeting in respect of a share, may vote the share in the same manner as if he were a member; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

11.3 A corporation not being a subsidiary which is a member of the Company may, by resolution of its directors or other governing body, authorize a person as it thinks fit to act as its representative at a general or class meeting. The person so authorized is entitled to exercise at the meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent the corporation, and must be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of a representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

11. 4 In the case of joint registered holders of a share, the vote of the senior who exercises a vote, whether in person or by proxyholder, will be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose, seniority will be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name are, for the purpose of this Article, deemed joint registered holders.

11.5 A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by a court having jurisdiction, may vote, whether on a show of )lands or on a poll, 1)y his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and such committee, curator bonis, or other person may appoint a proxyholder.

11.6 A member Holding more than one shares in respect of which he is entitled to vote is entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If a member should appoint more than one proxyholder for the same occasion, he must specify the number of shares each proxyholder will be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place of an absent proxyholder.

11.7 A form of proxy must be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member of the Company.

11.8 A form of proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof must be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting. In addition to any other method of depositing proxies provided for in these Articles, the Directors may from time to time by resolution make regulations relating to the depositing of proxies at a place or places and fixing the time or times for depositing the proxies not exceeding 48 hours (excluding Saturdays, Sundays and holidays preceding the meeting or adjourned meeting specified in the notice calling a meeting of members and providing for particulars of such proxies to be sent to the Company or an agent of the Company in writing or by letter, telegram, telex or other method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the Company or of an agent of the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this PART and votes given in accordance with such regulations are valid and will be counted.

11.9 Unless the Company Act or another statute or law which is applicable to the Company or to a class of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, must be in the form following, but may also be in another form that the Directors or the chairman of the meeting approves:

                                 (Name of Company)

          The undersigned, being a member of the above named Company, hereby appoints ______________________ or failing him _____________________ as proxyholder for the undersigned to attend, act and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the ____________ day of _________________ 1998 and at any
       adjournment thereof.

          Signed this ______ day of ________________, 1998.


                                        ------------------------------------
                                         (Signature of member)


11.10 A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer is received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

11.11  A proxy may be revoked by an instrument in writing:

       (a) executed by the member giving the proxy or by his attorney duly authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; an

       (b) delivered either at the registered office of the Company at a time up to and including the last business day preceding the day of the meeting, or an adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or an adjournment thereof before a vote in respect of which the proxy is to be used has been taken, or in any other manner provided by law.

                                      PART 12

                                     DIRECTORS


12.1 The Directors to succeed the first Directors may be appointed in writing by a majority of the members or at a meeting of the members, or if not so appointed, they must be elected by the members entitled to vote on the election of Directors. The number of Directors must be the same as the number so appointed or elected. The number of Directors, excluding additional Directors, may be fixed and changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles, the number of Directors must not be less than one or, if the Company is or becomes a reporting company, less than three.

12.2 The remuneration of the Directors may from time to time be determined by the Directors or, if the Directors decide, by the members. The remuneration may be in addition to a salary or other remuneration paid to an officer or employee of the Company as such who is also a Director. The Directors must be repaid such reasonable traveling, hotel and other expenses as they incur concerning the business of the Company and if a Director performs a professional or other service for the Company that, in the opinion of the Directors, is outside the ordinary duties of a Director, or is otherwise specially occupied with the Company's business, he may be paid a remuneration to be fixed by the Board or, at the option of the Director, by the members and the remuneration may be either in addition to, or in substitution of any other remuneration that he may be entitled to receive. The Directors on behalf of the Company unless other pension or allowance on retirement to a Director who has held a salaried office or place of profit with the Company or to his spouse or dependents, and may make contribution to a fund and pay premiums for the purchase or provision of such gratuity, pension or allowance.

12.3 A Director is not required to hold a share in the capital of the Company as qualification for his office but must be qualified as required by the Company Act, to become or act as a Director,

                                      PART 13

                         ELECTION AND REMOVAL OF DIRECTORS

13.1 At an annual general meeting of the Company each Director shall retire and the members entitled to vote at the meeting shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the Company is or becomes a company that is not a reporting company and the business to be transacted at an annual general meeting is consented to in writing by all the members who are entitled to attend and vote at it, the meeting will be deemed for the purpose of this PART to have been held on the written consent becoming effective.

13.2   A retiring Director is eligible for re-election.

13.3 Where the Company fails to hold an annual general meeting in accordance with the Company Act, the Directors then in office are deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

13.4 If at a general meeting at which there should be an election of Directors, the places of any of the retiring Directors are not filled, such of the retiring Directors who have not been reelected as may be requested by the newly elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If an election or continuance of Directors does not result in the election or continuance of the number of Directors for the time being fixed pursuant to these Articles, such number will be fixed at the number of Directors actually elected or continued in office.

13.5 A casual vacancy occurring in the Board may be filled by the remaining Directors or Director.

13.6 Between successive annual general meetings the Directors have the power to appoint one or more additional Directors but not more than 1/3 of the number of Directors fixed pursuant to these Articles, and in effect, at the last general meeting at which Directors were elected. A Director so appointed holds office only until the next following annual general meeting of the Company, but is eligible for election at that meeting. So long as he is an additional Director the number of Directors will be increased accordingly.

13.7 A Director may, by instrument in writing delivered to the Company, appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors have reasonably disapproved the appointment of such person as an alternate Director and have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Company. Every such alternate is entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by telegram, telex or other method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to an alternate is payable out of the remuneration of the Director appointing him.

13.8   The office of Director is vacated if the Director:

       (a) resigns his office by notice in writing delivered to the registered office of the Company;

       (b) is convicted of an indictable offence and the other Directors resolve to remove him; or

       (c) ceases to be qualified to act as a Director pursuant to the Company Act.

13.9 The Company may, by special resolution, remove a Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his place.

                                      PART 14

                           POWERS AND DUTIES OF DIRECTORS

14.1 The Directors shall manage, or supervise the management of, the affairs and business of the Company and have the authority to exercise all the powers of the Company as are not, by the Company Act, Memorandum or these Articles, required to be exercised by the members of the Company.

14.2 The Directors may, from time to time by power of attorney or other instrument under seal, appoint a person to be the attorney of the Company for the purposes, and with the powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of its committees and the appointment or removal of officers and the power to declare dividends and for the period, with the remuneration and subject to the conditions as the Directors think fit. Any such appointment may be made in favor of any of the Directors or members of the Company or in favor of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with the attorney as the Directors think fit. An attorney may be authorized by the Directors to subdelegate any of the powers, authorities and discretions for the time being vested in him.

                                      PART 15

                        DISCLOSURE OF INTEREST OF DIRECTORS

15.1 A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds an office or possesses property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a Director, shall declare the nature and extent of his interest in such contract or transaction or of the conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Company Act.

15.2 A Director shall not vote in respect of a contract or transaction with the Company in which he is interested and if he does so his vote will not be counted, but he will be counted in the quorum present at the meeting at which the vote is taken. Subject to the provisions of the Company Act, the foregoing prohibitions do not apply to:

       (a) a contract or transaction relating to a loan to the Company, which a Director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or a part of the loan;

       (b) a contract or transaction made or to be made with or for the benefit of a holding corporation or a subsidiary corporation of which a Director is a director or officer;

       (c) a contract by a Director to subscribe for or underwrite shares or debentures to be issued by the Company or a subsidiary of the Company, or a contract, arrangement or transaction in which a Director is directly or indirectly interested if all the other Directors are also directly or indirectly interested in the contract, arrangement or transaction;

       (d)     determining the remuneration of the Directors;

       (e) purchasing and maintaining insurance to cover Directors against liability incurred by them as Directors; or

       (f)     the indemnification of a Director by the Company.

       These exceptions may from time to time be suspended or amended to the extent approved by the members and permitted by the Company Act, either generally or in respect of a particular contract or transaction or for a particular period.

15.3 A Director may hold an office or place of profit with the Company (other than the office of Auditor of the Company) in conjunction with his office of Director for the period and on the terms (as to remuneration or otherwise) as the Directors may determine. No Director or intended Director will be disqualified by his office from contracting with the Company either with regard to the tenure of any such other office or place of profit, or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Company Act, no contract or transaction entered into by or on behalf of the Company in which a Director is interested is liable to be voided by reason thereof.

15.4 Subject to compliance with the provisions of the Company Act, a Director or his firm may act in a professional capacity for the Company (except as Auditor of the Company), and he or his firm is entitled to remuneration for professional services as if he were not a Director.

15.5 A Director may be or become a director or other officer or employee of, or otherwise interested in, a corporation or firm in which the Company may be interested as a shareholder or otherwise and, subject to compliance with the provisions of the Company Act, the Director is not accountable to the Company for remuneration or other benefits received by him as director, officer or employee of, or from his interest in, the other corporation or firm, unless the members otherwise direct.

                                      PART 16

                              PROCEEDINGS OF DIRECTORS

16.l The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within 15 minutes of the time appointed for holding the meeting or is willing to act as chairman, or if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

16.2 The Directors may meet together for the dispatch of business, and adjourn and otherwise regulate their meetings as they think fit. Questions arising at a meeting must be decided by a majority of votes. In case of an equality of votes the chairman does not have a second or casting vote. Meetings of the Board held at regular intervals may be held at the place and time and upon the notice (if any) as the Board may by resolution from time to time determine.

16.3 A Director may participate in a meeting of the Board or of a committee of the Directors using conference telephones or other communications facilities by which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this Article is deemed to be present at the meeting and to have so agreed. Such Director will be counted in the quorum and entitled to speak and vote at the meeting.

16.4 A Director may, and the Secretary or an Assistant Secretary on request of a Director shall, call a meeting of the Board. Reasonable notice of the meeting specifying the place, day and hour of the meeting must be given by mail, postage prepaid, addressed to each of the Directors and alternate Directors at his address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex or other method of transmitting legibly recorded messages. It is not necessary to give notice of a meeting of Directors to a Director or alternate Director who is at the time not in British Columbia, or if the meeting is to be held immediately following a general meeting at which the Director has been elected, or is the meeting of Directors at which the Director is appointed.

16.5 A Director of the Company may file with the Secretary a document executed by him waiving notice of a past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw the waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until the waiver is withdrawn no notice of a meeting of Directors need be given to the Director and, unless the Director otherwise requests in writing of the Secretary, to his alternate Director. All meetings of the Directors so held will be deemed not to be improperly called or constituted by reason of notice not having been given to the Director or alternate Director.

16.6 The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed is a majority of the Directors or, if the number of Directors is fixed at one, is one Director.

16.7 The continuing Directors may act notwithstanding a vacancy in their body but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

16.8 Subject to the provisions of the Company Act, all acts done by a meeting of the Directors, a committee of Directors, or a person acting as a Director, will, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of the Directors, members of the committee or person acting as a Director, or that any of them were disqualified, be as valid as if the person had been duly elected or appointed and was qualified to be a Director.

16.9 A resolution consented to in writing, whether by telegram, telex or other method of transmitting legibly recorded messages, by all of the Directors or their alternates is as valid as if it had been passed at a meeting of the Directors duly called and held. A resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution must be filed with the minutes of the proceedings of the directors and is effective on the date stated on it or on the latest date stated on a counterpart.

                                      PART 17

                           EXECUTIVE AND OTHER COMMITTEES

17.1 The Directors may by resolution appoint an Executive Committee to consist of one or more Directors. The Executive Committee has, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the board, the power to change the membership of, or fill vacancies in, the Executive Committee or another committee of the Board and such other powers, if any, as may be specified in the resolution. The Committee shall keep regular minutes of its transactions, shall cause them to be recorded in the books kept for that purpose, and shall report them to the Board at such times as the Board may from time to time require. The Board has the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of the Executive Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint assistants as it deems necessary. A majority of the members of the Executive Committee constitutes a quorum.

17.2 The Directors may by resolution appoint one or more committees consisting of one or more Directors and may delegate to any such committee between meetings of the Board the powers of the Board (except the power to fill vacancies in the Board, the power to change the membership of or fill vacancies in a committee of the Board, and the power to appoint or remove officers appointed by the Board) subject to any condition prescribed in the resolution, and all committees so appointed shall keep regular minutes of their transactions, shall cause them to be recorded in the books kept for that purpose, and shall report them to the Board at such times as the Board may from time to time require . The Directors also have the power at any time to revoke or override an authority given to, or acts to be done by, a committee except as to acts done before such revocation or overriding, to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint assistants as they deem necessary. A majority of the members of a committee constitutes a quorum.

17.3 The Executive Committee or another committee may meet and adjourn as it thinks proper. Questions arising at a meeting will be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman will not have a second or casting vote. A resolution consented to in writing by all the members of the Executive Committee or another committee is as valid as if it had been passed at a meeting of the Committee duly called and held. A resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution must be filed with the minutes of the proceedings of the committee and is effective on the date stated on it or on the latest date stated on a counterpart.

                                      PART 18

                                      OFFICERS

18.1 The Directors shall, from time to time, appoint a President and a Secretary and other officers, if any, as the Directors determine by resolution except that if there is an Amalgamation Agreement, the first officers may be determined by that Agreement. The Directors may, at any time, terminate any such appointment. No officer will be appointed unless he is qualified in accordance with the provisions of the Company Act.

18.2 A person may hold more than one office except that the offices of President and Secretary must be held by different persons unless the Company has only one member. A person appointed as the Chairman of the Board or the President must be a Director. The other officers need not be Directors. The Directors shall, from time to time, determine the remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment. Such remuneration may be by salary, fees, wages, commission, or participation in profits or other means, or by all of these means. An officer may in addition to such remuneration be entitled to receive, after he ceases to hold such office or leaves the employment of the Company, a pension or gratuity. The Directors may decide what duties each officer will perform and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit, and may from time to time revoke, withdraw, alter or vary any of such functions, duties and powers. The Secretary shall perform the functions of the Secretary specified in the Company Act.

18.3 Each officer of the Company who holds an office or possesses property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.


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

                                      PART 19

                            INDEMNITY AND PROTECTION OF
                      DIRECTORS OFFICERS, EMPLOYEES AND AGENTS

19.1 Subject to the provisions of the Company Act, the Directors shall cause the Company to indemnify a Director or former Director of the Company and the Directors may cause the Company to indemnify a director or former director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a Director of the Company or a director of such corporation, including an action brought by the Company or corporation. Each Director of the Company on being elected or appointed is deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.2 Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify an officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder, notwithstanding that he is also a Director), and his heirs and personal representatives against all costs, charges and expenses incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or corporation. In addition the Company shall indemnify the Secretary or an Assistant Secretary of the Company (if he is not a full time employee of the Company and notwithstanding that he is also a Director), and his respective heirs and legal representatives against all costs, charges and expenses incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act or these Articles and each such Secretary and Assistant Secretary, on being appointed is deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.3 The failure of a Director or officer of the Company to comply with the provisions of the Company Act, the Memorandum or these Articles will not invalidate an indemnity to which he is entitled under this PART .

19.4 The Directors may cause the Company to purchase and maintain insurance for the benefit of a person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent of a corporation of which the Company is or was a shareholder and his heirs or personal representatives against a liability incurred by him as a Director, officer, employee or agent.

                                      PART 20

                               DIVIDENDS AND RESERVE

20.1 The Directors may from time to time declare and authorize payment of dividends, if any, as they think advisable and need not give notice of the declaration to a member. No dividend will be paid otherwise than out of funds or assets or both properly available for the payment of dividends and a declaration by the Directors as to the amount of the funds or assets available for dividends will be conclusive. The Company may pay a dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in one or more ways as are authorized by the Company or the

       Directors. Where a difficulty arises with regard to a distribution, the Directors may settle the difficulty as they think expedient, and in particular may fix the value for distribution of the specific assets or part thereof, and may determine that cash payments in substitution for any part of the specific assets to which a member is entitled will be made to a member on the basis of the value so fixed in order to adjust the rights of all parties and may vest the specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

20.2 A dividend declared on shares of a class by the Directors may be made payable on such date as is fixed by the Directors.

                                      PART 21

                           DOCUMENTS, RECORDS AND REPORTS

21.1 The Company shall keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Company Act to keep at its records office or such other place, as the case may be.

21.2 The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order properly to record the financial affairs and condition of the Company and to comply with the Company Act.

21.3 Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company is entitled to inspect the accounting records of the Company .

21.4 The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting the financial statements and reports as are required by the Company Act.

21.5 Any member is entitled to be furnished once free of charge on demand with a copy of the latest annual financial statement of the Company and, if so required by the Company Act, a copy of the annual financial statement and interim financial statement must be mailed to each member.

                                      PART 22

                                      NOTICES

22.1 A notice, statement or report may be given by the Company to a member either by delivery to him personally or by sending it by mail to him at his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report is deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed is conclusive evidence of it being given.

22.2 A notice, statement or report may be given by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

22.3 A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of the representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any similar description, at the address, if any, supplied to the Company for the purpose by the persons claiming to be so entitled, or (until the address has been so supplied) by giving the notice in the same way it might have been given if the death, bankruptcy or incapacity had not occurred.

22.4 Notice of every general meeting or meeting of members holding a class of shares must be given in the manner prescribed by the Company Act and authorized by these Articles to every member holding at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at the meeting. No other person except the Auditor of the Company and the Directors of the Company are entitled to receive notices of any such meeting.

                                      PART 23

                                    RECORD DATE

23.1 The Directors may fix in advance a date, which must not be more than the maximum number of days permitted by the Company Act preceding the date of a meeting of members or a class of members, or of the payment of a dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, a meeting and an adjournment of the meeting, or entitled to receive payment of a dividend or for any other proper purpose and, in such case, notwithstanding anything in these Articles, only members of record on the date so fixed will be deemed to be members for the purposes of this Article.

23.2 Where no record date is so fixed for the determination of members as provided in the preceding Article, the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, is the record date for such determination.

                                      PART 24

                                        SEAL

24.1 The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal. The seal must not be affixed to an instrument except in the presence of the following persons, namely,

       (a)     any two Directors;

       (b) one of the Chairman of the Board, the President, the Managing Director, a Director or a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant
               Secretary-Treasurer;

       (c) if the Company has only one member, the President or the Secretary; or

       (d) such person as the Directors may from time to time by resolution appoint;

       and, each such Director, officer or person in whose presence the seal is so affixed shall sign the instrument. For the purpose of certifying under seal true copies of an instrument the seal may be affixed in the presence of any one of the foregoing persons.

24.2 To enable the seal to be affixed to a security of the Company, whether in definitive or interim form, on which facsimiles of the signatures of the Directors or officers of the Company are, in accordance with the Company Act or these Articles or both, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print the security one or more unmounted dies reproducing the Company's seal. The Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such person to cause the Company's seal to be affixed to the security by the use of such dies. Securities to which the Company's seal has been so affixed are deemed to be under and to bear the Company's seal.

24.3 The Company may have for use in another province, state, territory or country an official seal which must have on its face the name of the province, state, territory or country where it is to be used. All of the powers conferred by the Company Act with respect to the official seal may be exercised by the Directors or by a duly authorized agent of the Company.

                                      PART 25

                       MECHANICAL REPRODUCTIONS OF SIGNATURES

25.1 The signature of an officer, Director, registrar, branch registrar, transfer agent or branch transfer agent of the Company, unless otherwise required by the Company Act or by these Articles, may, if authorized by the Directors, be printed, lithographed, engraved or otherwise mechanically reproduced on all instruments executed or issued by the Company or an officer thereof. An instrument on which the signature of any such person is so reproduced will be deemed to have been manually signed by the person whose signature is so reproduced and will be as valid to all intents and purposes as if the instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on the instrument to hold at the date of the delivery or issue of the instrument.

25.2 The term "instrument" as used in Article 25.1 includes deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

                                      PART 26

                                    PROHIBITIONS

26.1 If the Company is or becomes a company which is not a reporting company, the Company shall not offer for sale to the public shares or debt obligations issued by the Company.

26.2 If the Company is or becomes a company which is not a reporting company, the Company shall not transfer shares without the previous consent of the Directors expressed by a resolution of the Board. The Directors will not be required to give a reason for refusing to consent to a proposed transfer.

                                      PART 27

                                 FRACTIONAL SHARES

27.1 Notwithstanding anything else in these Articles, the Company, if the Directors so resolve, will not be required to issue fractional shares in connection with an amalgamation, consolidation, exchange or conversion. At the discretion of the Directors, fractional interests in shares may be rounded to the nearest whole number, with fractions of 1/2 being rounded to the next highest whole number, or may be purchased for cancellation by the Company for such consideration as the Directors determine. The Directors may determine the manner in which fractional interests in shares are to be transferred and delivered to the Company in exchange for consideration and a determination so made is binding upon all members of the Company. In case members having fractional interests in shares fail to deliver them to the Company in accordance with a determination made by the Directors, the Company may deposit with the Company's Registrar and Transfer Agent a sum sufficient to pay the consideration payable by the Company for the fractional interests in shares, such deposit to be set aside in trust for such members. Such setting aside is deemed to be payment to such members for the fractional interests in shares not so delivered which will thereupon not be considered as outstanding and such members will not be considered to be members of the Company with respect thereto and will have no right except to receive payment of the money so set aside and deposited upon delivery of the certificate for the shares held prior to the amalgamation, consolidation, exchange or conversion which result in fractional interests in shares.


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